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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2000

                WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       0-14536                   04-2869812
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     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)            Identification No.)
     incorporation)




Five Cambridge Center, 9th Floor, Cambridge, MA                       02142
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number including area code: (617) 234-3000

Former name or former address, if changed since last report: Not applicable.


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Item 5   Other Events.

              As previously reported, due to the ongoing disputes WCI has had with the general partner of the Crow Winthrop Development Limited Partnership (the "Development Partnership"), the Registrant determined that in order to protect and maximize the value of its investment in the Development Partnership, it should exercise its rights under the buy/sell provisions of the partnership agreement of the Development Partnership.

              In this regard, the Registrant submitted to the general partner of the Development Partnership ("Crow"), an offer to purchase Crow's interest pursuant to the buy/sell provisions of the partnership agreement in order to bring to an end the ongoing litigation between the Registrant and Crow. Crow contested the Registrant's ability to trigger the buy/sell provisions of the partnership agreement and Crow commenced legal action for declaratory judgment, claiming that the buy/sell provision no longer exists and, if it does exist, was not effective in this instance.

              A trial was held in the Superior Court of Orange County (the "Court") in late August in which Court ruled that the buy/sell provision could not presently be exercised. The Registrant believes the judge's ruling is flawed and intends to appeal. Consequently, the Registrant will continue to incur significant legal expenses both as to the appeal and as to the other matters pending before the Court. Neither the timing nor the outcome of this or the other matters can be predicted.

              In addition, the pending cases that were previously in litigation were stayed, pending outcome of this trial. The Registrant will seek to have the stay lifted so that it can continue to pursue those claims, including the previous sale of the 32 acres of land in the Development Partnership and the proceeds of which the Registrant believes it is entitled.

              Pursuant to the consent Solicitation Statement dated July 18, 2000, the Registrant received the requisite majority-in-interest approval from limited partners to initiate the potential sale of Crow Winthrop Operating Partnership's 10% membership interest in Jamboree, LLC, which in turn owns the office facility in Irvine, California. The Registrant is continuing its discussions with potential purchaser.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP

                              By:  Winthrop Financial Associates,
                                      A Limited Partnership, as
                                      Managing General Partner


                                      By: /s/ Michael L. Ashner
                                          ---------------------------
                                              Michael L. Ashner
                                              Chief Executive Officer


DATED: November 6, 2000













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